UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 14, 2008

Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

350 Poplar Church Road, Camp Hill PA, 17011		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   717-763-7064
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Harsco Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-150825):
1.	Underwriting Agreement, dated as of May 12, 2008, by and among Harsco Corporation, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

2.	Opinion of Jones Day.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of May 12, 2008, by and among Harsco Corporation, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARSCO CORPORATION
By:	/s/ Mark E. Kimmel
Name:	Mark E. Kimmel
Title:	Senior Vice President, Chief Administrative Officer, and Corporate Secretary

Date: May 14, 2008

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of May 12, 2008, by and among Harsco Corporation, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

3